EXHIBIT R.2.

              THE TRAVELERS FUND UL III FOR VARIABLE LIFE INSURANCE

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:


         That I, WILLIAM P. KRIVOSHIK of Wilton, Connecticut, Director, Senior Vice President and Chief Information Officer of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-6 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Fund UL III for Variable Life Insurance, a separate account of the Company dedicated specifically to the funding of variable life contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of March, 2005.

                             /s/ William P. Krivoshik

                             ---------------------------------------------------
                             Director, Senior Vice President and
                             Chief Information Officer
                             The Travelers Insurance Company

              THE TRAVELERS FUND UL III FOR VARIABLE LIFE INSURANCE

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:


         That I, EDWARD W. CASSIDY of South Windsor, Connecticut, Director, and Executive Vice President of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-6 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Fund UL III for Variable Life Insurance, a separate account of the Company dedicated specifically to the funding of variable life contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of March, 2005.

                                 /s/ Edward W. Cassidy

                                 -----------------------------------------------
                                 Director, and Executive Vice President
                                 The Travelers Insurance Company